Exhibit 99.2

ASSIGNMENT OF DEPOSIT ACCOUNT

Principal $250,000.00	Loan Date 11-22-2011	Maturity 11-22-2012	Loan No.	Call / Coll	Account	Officer	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	UNITED ESYSTEMS, INC. 2150 N. HIGHWAY 190 COVINGTON, LA 70433	Lender:	Home Bank N.O. COMMERCIAL 3798 VETERANS METAIRIE, LA

Grantor:	LEON NOWALSKY (SSN: xxx-xx-xxxx) XXXXXXXXXXXXXXXXXXXX NEW ORLEANS, LA 70116

THIS ASSIGMENT OF DEPOSIT ACOCUNT dated November 22, 2011, is made and executed among LEON NOWALSKY (“Grantor”); UNITED ESYSTEMS, INC. (“Borrower”); and Home Bank (“Lender”).

ASSIGNMENT.  For valuable consideration, Grantor assigns and grants to Lender a continuing security interest in the Collateral, including without limitation the deposit accounts described below, to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION.  The word “Collateral” means the following described deposit accounts (“Account”);

CD Account Number XXXXXXXXXX with Lender with an approximate balance of $XXXXX

CD Account Number XXXXXXXXXX with Lender with an approximate balance if $XXXXX

CD Account Number XXXXXXXXXX with Lender with an approximate balance of $XXXXX together with (A) all interest, whether now accrued or hereafter accruing; (B) all additional deposits hereafter made to the Account; (C) any and all proceeds from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.

ASSIGNMENT OF ACCOUNT.  Grantor hereby grants Lender a continuing security interest in the above-described Account and other Collateral to secure the prompt and punctual payment and satisfaction of the Indebtedness.

CONTINUING SECURITY INTEREST TO SECURE PRESENT AND FUTURE INDEBTEDNESS.  Grantor affirms that Grantor has granted a continuing security interest in the Collateral in favor of Lender to secure any and all of Borrower’s and Grantor’s present and future indebtedness in favor of Lender, as may be outstanding from time to time set forth above, in principal, interest, costs, expenses, reasonable attorneys’ fees and other fees and charges, with the continuing preferences and priorities provided under applicable Louisiana law.

BORROWER’S WAIVERS AND RESPOSIBILITIES.  Except as otherwise required under this Agreement or by applicable law, (A) Borrowers agree that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

DEPOSIT ACCOUNTS.  As collateral security for repayment of the indebtedness and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower or Grantor may now and in the future owe to Lender or incur in Lender’s favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Grantor is granting Lender a continuing security interest in any and all funds that Grantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Grantor is an account holder (with the exception of IRA, pension, and other tax-deferred deposits).  Grantor further agrees that, to the extent permitted by law, Lender may at any time apply any funds that Grantor may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Grantor is an account holder against the unpaid balance of the indebtedness and any and all other present and future indebtedness and obligations that Borrower or Grantor may then owe to Lender, in principal, interest, fees, costs, expenses, and reasonable attorneys’ fees.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLATERAL.  With respect to the Collateral, Grantor represents and promises to Lender that:

Ownership. Grantor is and will continue to be the lawful owner of the Collateral free and clear of all liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Grant Security Interest.  Grantor has the full right, power, and authority to enter into this Agreement and to assign and pledge the Collateral to Lender.

No Prior Assignment.  Grantor has not previously granted a security interest in the Collateral to any other creditor.

No Defaults.  There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same.  Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

Validity; Binding Effect.  This Agreement is binding upon Grantor and Grantor’s successors and assigns and is legally enforceable in accordance with its terms.

Financing Statements.  Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest.  At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property.  Grantor will pay all filing fees, continuation fees, termination fees, title transfer fees, and other fees and costs involved.  Grantor irrevocably appoints Lender to execute documents necessary to transfer title if

ASSIGNMENT OF DEPOSIT ACCOUNT
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there is a default.  Lender may file a carbon, photographic, facsimile or other reproduction copy of this Agreement as a UCC financing statement.  Lender may also file a carbon, photographic, facsimile or other reproduction copy of Grantor’s UCC financing statement.  If Grantor changes Grantor’s name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

Additional Covenants.  As long as this Agreement remains in effect, Grantor agrees not to:

No Further Transfer.  Sell, assign, encumber, compromise, dispose of, or in any way impair any rights under the Account.

No Withdrawals.  Withdraw or attempt to withdraw funds from, or otherwise obtain payment on the Account.

LENDER’S RIGHTS.  Grantor agrees that Lender shall have the following rights in addition to all other legal rights available to Lender:

Liens.  Lender may at Lender’s sole discretion take any action(s) that Lender deems to be necessary or desirable to protect, maintain, insure, or satisfy any liens or other claims that may be asserted against the Collateral.

Account Renewals.  As long as this Agreement remains in effect, Lender may, from time to time, one or more times, renew the Account for a similar term and at then offered interest rate(s).  Lender may further add and include then accrued interest to the principal amount of such renewal Account.

EXPENDITURES BY LENDER.  Grantor recognizes and agrees that Lender may incur certain expenses in connection with Lender’s exercise of rights under this Agreement.  Grantor agrees to reimburse Lender for such expenses (including Lender’s reasonable attorneys’ fees), which shall be repayable on a demand basis with interest at the rate provided under the Note from the date of each such expenditure until Lender is repaid in full.

LIMITATIONS ON OBLIGATIONS OF LENDER.  Grantor agrees that Lender is required to use only ordinary reasonable care in the physical preservation and custody of any certificate or passbook evidencing the Account, with Lender having no greater obligation whatsoever to protect such Account of its value.

EVENTS OF DEFAULTS.  The following actions or inactions or both shall constitute Events of Default under this Agreement:

Default Under the Note.  Should Borrower or Grantor default in the payment or principal or interest under the Note or any of the indebtedness.

Default Under this Agreement.  Should Grantor violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement.

Default Under Other Agreements.  Should any default occur or exist under any Related Document which directly or indirectly secures repayment of any of the indebtedness.

Other Defaults in Favor of Lender.  Borrower, Grantor, or any guarantor defaults under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Lender.

Death.  Borrower or Grantor, or any guarantor of the Indebtedness, dies.

Insolvency.  Should the suspension, failure or insolvency, however evidenced, of Borrower or Grantor or any Guarantor occur or exist.

Readjustment of Indebtedness.  Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Borrower or Grantor or any Guarantor.

Assignment for Benefit of Creditors.  Should Borrower or Grantor or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

Receivership.  Should a receiver of all or any part of Borrower’s or Grantor’s property, or the property of any Guarantor, be applied for or appointed.

Dissolution Proceedings.  Proceedings for the dissolution or appointment of a liquidator of Grantor or any guarantor are commenced.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower’s or Grantor’s behalf, the Note, is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insecurity.  Lender in good faith believes itself insecure with regard to repayment of the indebtedness.

RIGHTS AND REMEDIES ON DEFAULT.  Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies.  In addition to any rights or remedies that may be available at law, in equity, or otherwise:

Accelerate Indebtedness.  Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Grantor.

Application of Account Proceeds.  Lender may close the Account and apply any proceeds derived from the payment of such Account (after deducting, where applicable, any early withdrawal penalty imposed by Lender, first to reimbursement of Lender’s expenses as provided under this Agreement, and then to the payment in whole or in part of the Indebtedness, in such order and priorities as Lender may determine within its sole discretion.

Transfer Title.  Lender may effect transfer of title upon sale of all or part of the Collateral.  For this purpose, Grantor irrevocably appoints Lender as Grantor’s attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies.  Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.), even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights of a secured party shall nonetheless be a part of this Agreement, at law or otherwise.

Election of Remedies.  Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.  Nothing under this Agreement or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or Borrower and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

ASSIGNMENT OF DEPOSIT ACCOUNT
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Cumulative Remedies.  All of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and to exercise its remedies.

Lender’s Rights of Offset.  Lender’s rights under this Agreement are in addition to any statutory rights of offset granted to Lender under applicable Louisiana law, as well as any contractual security agreement provided under any note, credit or deposit agreement that Grantor may now and/or in the future have with Lender.

EFFECT OF WAIVERS.  Grantor hereby waives presentment for payment, protest and notice of protest and of nonpayment, and all pleas of division and discussion, in connection with any and all of the indebtedness subject to this Agreement.  Grantor further agrees that discharge or release of any party or other collateral securing the Indebtedness, extension of time for payment, or any delay in enforcing any rights granted to Lender, will not cause Lender to lose any of its rights under this Agreement or under the Indebtedness.  Grantor further waives any defenses that may arise because of any action or inaction on the part of Lender, including, without limitation, any failure or delay of Lender to exercise or enforce any of its rights under this Agreement.  Grantor additionally agrees that any waiver or forbearance on the part of Lender shall be binding upon Lender only if agreed to in writing by duly authorized representative of Lender.

FURTHER COVENANTS.  Grantor further represents, warrants and agrees that: (A) Grantor has agreed and consented to grant the security interest provided herein to secure payment of Borrower’s Indebtedness in favor of Lender at Borrower’s request and not at the request of Lender; (B) Grantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrower’s Indebtedness; (C) Grantor has established adequate means of obtaining information from Borrower on a continuing basis with regard to Borrower’s financial condition; and (D) Lender has made no representations to Grantor as to the creditworthiness of Borrower.  Grantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect Grantor’s risks with regard to Borrower’s Indebtedness.  Grantor further agrees that Lender shall have no obligation to disclose to Grantor any information or material relating to Borrower’s Indebtedness.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

Amendments.  No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

Attorneys’ Fees; Expense.  Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorney’s fees in an amount not exceeding 25.000% of the principal balance due on the Indebtedness and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement.  Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender’s reasonable attorneys’ fees in an amount not exceeding 25.000% of the principal balance due on the Indebtedness and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees in an amount not exceeding 25.000% of the principal balance due on the Indebtedness and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings.  Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law.  This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to its conflicts of law provisions.  This Agreement has been accepted by Lender in the State of Louisiana.

Joint and Several Liability.  All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower.  This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement.

Notices.  To give Grantor any notice required under this Agreement, Lender may hand deliver or mail the notice to Grantor at Grantor’s last address in Lender’s records.  If there is more than one Grantor under this Agreement, notice to a single Grantor shall be considered as notice to all Grantors.  To give Lender any notice under this Agreement, Grantor (or any Grantor) shall mail the notice to Lender by registered or certified mail at the address specified in this Agreement, or at any other address that Lender may have given to Grantor (or any Grantor) by written notice as provided in this section.  All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail as provided herein.

Power of Attorney.  Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocable, with full power of substitution to do the following: (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claims; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable.  This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable.  This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.  Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

Successors and Assigns Bound; Solidary Liability.  Subject to any limitations set forth herein on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, and their successors and assigns.  In the event that there is more than one Grantor under this Agreement, all of the agreements and obligations made and/or incurred by any Grantor under this Agreement shall be on a “solidary” or “joint and several” basis.

Survival of Representations and Warranties.  All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall survive the termination of this Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when use in this Agreement.  Unless specifically stated to the contrary, all references to dollar mounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise.

ASSIGNMENT OF DEPOSIT ACCOUNT
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defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.):

Account.  The word “Account” means the deposit accounts described in the “Collateral Description” section.

Agreement.  The word “Agreement” means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Assignment of Deposit Account from time to time.

Borrower.  The word “Borrower” means UNITED ESYSTEMS, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral.  The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Event of Default.  The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor.  The word “Grantor” means LEON NOWALSKY.

Indebtedness.  The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, in principal, interest, costs, expenses and attorneys’ fees and all other fees and charges together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender.  The word “Lender” means Home Bank, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.

Note.  The word “Note” means the Note executed by UNITED ESYSTEMS, INC. in the principal amount of $250,000.00 dated November 22, 2011, together with all renewals, extensions, modifications, refinancing, consolidations and substitutions of and for the note or credit agreement.

Property.  The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents.  The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREE TO ITS TERMS.  THIS AGREEMENT IS DATED NOVEMBER 22, 2011.

GRANTOR:

By: /s/ LEON NOWALSKY
LEON NOWALSKY, Individually

BORROWER:

UNITED ESYSTEMS, INC.

By: /s/ WALTER REID GREEN, JR.
WALTER REID GREEN, JR., President of
UNITED ESYSTEMS, INC.